THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between The Mutual Fund Public Company Limited (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa International Capital Management (H.K.) Limited provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TC". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523 or (781) 575-2000. All written inquiries should be directed to the Fund at the following address:

                            The Thai Capital Fund, Inc.
                            c/o Daiwa Securities Trust Company
                            One Evertrust Plaza, 9th Floor
                            Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

                            The Thai Capital Fund, Inc.
                            c/o State Street Bank and Trust Company
                            P.O. Box 8200
                            Boston, MA 02266-8200
                            Telephone: (800) 426-5523
                                       (781) 575-2000

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan. Please contact the Plan Agent if you would like more information about how to change your registration so that you may participate in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of the net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                January 25, 1999
DEAR SHAREHOLDERS:

    The management of The Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET") and the Fund's performance for the year ended December 31, 1998.

REVIEW OF THE THAI ECONOMY IN 1998

    According to the Bank of Thailand ("BOT"), the Thai economy contracted by 8% in 1998. A severe liquidity crunch for much of the year accounted for bankruptcies and unemployment. Exports in U.S. Dollar terms decreased by 6.6% in the face of a global economic slowdown, more intense overseas competition and lack of domestic financing, while imports collapsed, falling 32.3%. Nevertheless, the trade balance recorded a surplus of US $11.5 billion in 1998, against US $4.6 billion in 1997. With the current account registering a surplus of US $13.5 billion or 11.5% of GDP in 1998, the balance of payments ended the year with a surplus of US $1.1 billion, despite a net capital outflow of US $12.4 billion. International reserves amounted to US $29.5 billion by the end of 1998, with the net forward position dropping to US $6.6 billion, down from US $18 billion at the end of 1997.

    To stop the economic deterioration, the BOT adopted an expansionary monetary policy during the second half of 1998. This lowered domestic interest rates, with the minimum lending rate (MLR) and one-year fixed deposit rate dropping to 11.5% and 6.0%, respectively, by the end of 1998 from 15.25% and 11.5%, respectively, at the beginning of the year. Despite lower interest rates, the local currency was able to remain stable during the second half of 1998. The Baht ended the year at about Baht 36.96 per US dollar, against the average rate of Baht 38.85 during the second half of 1998 and against Baht 54.96 at the end of January 1998.

    In spite of the economic contraction, consumer price inflation was 8.1% in 1998 as a result of the depreciation of the local currency.

THAI ECONOMIC OUTLOOK FOR 1999

    The Thai economy has now stabilized somewhat as a result of much improved liquidity and lower interest rates, as well as the implementation of many corrective measures to rehabilitate the financial system. Recent economic statistics suggest that the Thai economy is contracting at a slower pace, although it is still trying to find a bottom. If the eleven economic laws, especially those on foreclosure, bankruptcy and alien businesses, are passed by the first half of 1999 and bank recapitalizations proceed successfully by the third quarter of 1999, bank lending is expected to pick up by the end of the year 1999.

    The Fund's management anticipates that the Thai economy may contract by 3.0% in 1999, with a return to positive growth in early 2000, while consumer price inflation is expected to decline to 2.5%. Exports in U.S. Dollar terms are expected to drop by 2.0% in 1999 due to the much-strengthened local currency, lower agricultural product prices in the world market, the economic slowdowns of major trading partners and the introduction of the Euro currency. With imports projected to be 5.0% lower, the current account surplus is expected to rise to US $16.93 billion or 13.0% of Gross Domestic Product (GDP).

THE 1998 STOCK MARKET REVIEW

    The Stock Exchange of Thailand ("SET") Index sank to a new 10-year low of
204.59 points on September 4, 1998, due to a lackluster performance by listed companies. The spread of the Asian economic contagion to Japan and Hong Kong, which raised concerns over the possible devaluation of the Chinese Renminbi as well as the DE FACTO devaluation of the Russian Ruble, also contributed to negative market sentiments in emerging markets.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    However, the SET Index recovered lost ground during the last four months of 1998 due to improved liquidity from an expansionary monetary policy, while investors also regained confidence from the introduction of various government measures. Commercial banks' lending rates have declined by 400 basis points since August 1998. This was also supported by the cutting of the U.S. Federal Funds rate from 5.50% to 4.75%, as well as interest rate reductions in the United Kingdom, Spain and other European countries prior to the launching of the Euro currency.

    Lower domestic interest rates, coupled with the introduction of a net settlement system for trading, lured investors back to the Thai stock market. The SET Index bounced back from its low to close at 355.81 points by the end of the year. However, this was still 16.88 points or 4.53% lower than at the end of 1997. Average daily turnover for the year was about Baht 3.5 billion, or Baht 260 million lower than in 1997.

THE 1999 STOCK MARKET OUTLOOK

    Looking ahead, the Fund's management believes that the SET Index will be well-supported by a relatively stable currency, low interest rates, excess liquidity, easing price inflation, and continuing trade and current account surpluses. However, the Thai market is not expected to rebound strongly as an economic recovery is not yet in sight. The non-performing loan problem will take at least another 12 months to resolve, while fiscal policy is still far from being stimulative. Investors are currently pinning their hopes on the passage of various economic reform bills in Parliament, in particular the foreclosure and bankruptcy laws, which would allow for a faster pace of debt restructuring for creditors and debtors, as well as prevent a rise in strategic non-performing loans. These laws are crucial to Thailand's economic recovery, but will bring much pain. External factors, such as the slowdown of the U.S. economy, economic reforms in Japan, potential currency devaluations in Latin America, and possible adverse developments in Asia should also be watched closely. In short, the Fund's management expects a relatively volatile Thai stock market in 1999.

THE FUND'S PERFORMANCE AND STRATEGY

    As of December 31, 1998, the net asset value of the Fund was U.S. $3.12 per share, as compared to U.S. $2.88 on December 31, 1997. The total return in 1998 was 8.3% against a 21.6% increase in the SET Index in U.S. Dollar terms. Discounting foreign exchange gains from the strengthening of the Thai Baht, from Baht 47.058 per U.S. Dollar at the end of 1997 to Baht 36.963 at the end 1998, a negative return of 14.9% was registered by the Fund in Thai Baht terms, as compared to a negative return of 4.53% based on the SET Index. The underperformance was attributed to the Fund's overweighted position in the defensive energy sector that lagged behind the market.

    Retail investors dominated the fourth quarter 1998 stock market rally, as the result of excess liquidity and low interest rates. Because of such excess liquidity and uncertain economic conditions both in Thailand and elsewhere, the Fund's management believes that volatility in the market will persist in 1999. The Fund should thus continue to adopt a defensive investment strategy.

    Assuming that all dividends paid to shareholders were reinvested, the Fund would have outperformed the SET Index by 19.96% in US Dollar terms since its inception on May 30, 1990.

    The Fund intends: to be overweight in the building, energy, transportation and entertainment sectors; to take a neutral position in the communications sector; and to selectively invest in banking stocks, as well as in some securities brokerage companies.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not itself own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. The Fund's Board of Directors has adopted a Year 2000 plan which involves: (1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared, and distributed by the Fund's management, (2) assessing the information provided by the service providers, and (3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. As of December 3, 1998, the Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. Based on the information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mrs. Charintorn Vongspootorn has been the Fund's portfolio manager since its inception in June 1990. The Mutual Fund Public Company Limited, the Fund's investment manager has employed her for 23 years and her current position is Senior Executive Vice President of the company.

    As previously disclosed, The Board of Directors of the Fund has continued to review the Fund's current investment management arrangement and, in that connection, is still considering various alternatives.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ MASAYASU OHI                               /s/ DANIEL F. BARRY
MASAYASU OHI                                   DANIEL F. BARRY
CHAIRMAN OF THE BOARD                          ACTING PRESIDENT

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

-------------------------------------------
THAI COMMON STOCKS--83.14%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--10.99%
   353,200  Bangkok Bank Public Co., Ltd.*.....  $    496,886
   155,600  Bank of Asia Public Co., Ltd.*.....       117,869
 1,350,000  Krung Thai Bank Public Co.,
             Ltd.*.............................       721,329
   563,000  The Thai Farmers Bank Public Co.,
             Ltd.*.............................       814,882
                                                 ------------
                                                    2,150,966
                                                 ------------
BUILDING MATERIALS--13.78%
   325,000  Nakornthai Strip Mill Public Co.,
             Ltd.*.............................        33,412
   256,900  Siam City Cement Public Co.,
             Ltd.*.............................       528,215
   105,100  The Siam Cement Public Co.,
             Ltd.*.............................     1,592,295
   342,800  Tipco Asphalt Public Co., Ltd.*....       542,537
                                                 ------------
                                                    2,696,459
                                                 ------------
CHEMICALS--0.71%
 1,255,000  The Aromatics (Thailand) PLC.*.....       139,207
                                                 ------------
COMMERCE--1.81%
   195,900  Berli Jucker Public Co., Ltd.......       344,493
     4,700  Siam Makro Public Co. Ltd*.........         9,028
                                                 ------------
                                                      353,521
                                                 ------------
COMMUNICATION--8.87%
   191,850  Advanced Information Service Public
             Co., Ltd.*........................     1,100,349
   102,900  Shinawatra Computer Public Co.,
             Ltd.*.............................       334,064

  SHARES                                            VALUE
----------                                       ------------
   609,000  Shinawatra Satellite Public Co.,
             Ltd.*.............................  $    300,686
                                                 ------------
                                                    1,735,099
                                                 ------------
ELECTRONIC COMPONENTS--1.18%
    59,600  Hana Microelectronics Public Co.,
             Ltd.*.............................       136,250
    43,200  KCE Electronics Public Co.,
             Ltd.*.............................        94,083
   100,000  Thai Precision Manufacturing
             Company Ltd.*+....................            27
                                                 ------------
                                                      230,360
                                                 ------------
ENERGY--16.01%
   270,100  Banpu Public Co., Ltd.*............       297,773
   730,000  Electricity Generating Public Co.,
             Ltd.*.............................     1,254,092
   179,600  PTT Exploration and Production
             Public Co., Ltd.*.................     1,243,882
   447,400  The Cogeneration Public Co.,
             Ltd.*.............................       335,886
                                                 ------------
                                                    3,131,633
                                                 ------------
ENTERTAINMENT & RECREATION--6.63%
   187,000  BEC World Public Co., Ltd..........     1,011,823
    33,000  Grammy Entertainment Public Co.,
             Ltd...............................       153,559
   282,777  United Broadcasting Corporation
             Public Co., Ltd.*.................       131,967
                                                 ------------
                                                    1,297,349
                                                 ------------
FINANCE & SECURITIES--6.20%
   287,300  ABN Amro Asia Securities Public
             Co., Ltd.*........................       450,813

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

THAI COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FINANCE & SECURITIES (CONCLUDED)
   280,000  Capital Nomura Securities Public
             Co., Ltd..........................  $    481,022
   864,160  SG Asia Credit Public Co., Ltd.*...       280,549
                                                 ------------
                                                    1,212,384
                                                 ------------
FOOD, BEVERAGE, TOBACCO--3.43%
   140,900  The Pizza Public Co., Ltd..........       430,747
    61,400  Thai Union Frozen Products Public
             Co., Ltd..........................       240,862
                                                 ------------
                                                      671,609
                                                 ------------
MISCELLANEOUS--1.22%
   230,100  Eastern Water Resources Development
             & Management PCL..................       239,668
                                                 ------------
PRINTING & PUBLISHING--1.37%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................       172,985
   303,100  Nation Multimedia Group Public Co.,
             Ltd.*.............................        94,301
                                                 ------------
                                                      267,286
                                                 ------------
PROPERTY DEVELOPMENT--4.23%
   290,000  Central Pattana Public Co.,
             Ltd.*.............................       152,991
   389,450  Ch. Karnchang Public Co., Ltd.*....       674,318
                                                 ------------
                                                      827,309
                                                 ------------
TEXTILE--1.41%
   689,500  Saha Union Public Co., Ltd.........       275,143
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
TRANSPORTATION--3.86%
   773,900  Bangkok Expressway Public Co.,
             Ltd.*.............................  $    753,737
    17,200  Thoresen Thai Agencies Public Co.,
             Ltd.*.............................         2,234
                                                 ------------
                                                      755,971
                                                 ------------
VEHICLES & PARTS--1.44%
   312,000  Thai Storage Battery Public Co.,
             Ltd.*.............................       282,769
                                                 ------------
Total Thai Common Stocks
  (Cost--$26,637,062)..........................    16,266,733
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--16.29%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
THAI BAHT BILLS OF EXCHANGE--1.90%
    14,000  Citibank N.A. Bangkok, 9.25% due
             3/10/99...........................       372,516
                                                 ------------
THAI BAHT SAVINGS ACCOUNTS--10.55%
     1,079  Bangkok Bank Ltd. 1.50% (Payable on
             Demand)...........................        29,186
         1  Bank Credit Agricole Indosuez Ltd.,
             0.50% (Payable on Demand).........            27
    75,228  Citibank N.A. Gold, 1.00% (Payable
             on Demand)........................     2,035,237
                                                 ------------
Total Thai Baht Savings Accounts...............     2,064,450
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--3.84%
       751  Bank of New York, 2.75% due
             1/1/99............................  $    750,732
                                                 ------------
Total Short-Term Investments
  (Cost--$3,210,959)...........................     3,187,698
                                                 ------------
Total Investments--99.43%
  (Cost--$29,848,021)..........................    19,454,431
Other assets less liabilities--0.57%...........       111,206
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $3.12 per share)--100.00%....................  $ 19,565,637
                                                 ------------
                                                 ------------

------------------------

   *  Non-income producing securities.
   + Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
DECEMBER 31, 1998
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Energy.............................    16.01%
Building Materials.................    13.78
Banks..............................    10.99
Communication......................     8.87
Entertainment & Recreation.........     6.63
Finance & Securities...............     6.20
Property Development...............     4.23
Transportation.....................     3.86
Food, Beverage, Tobacco............     3.43
Commerce...........................     1.81

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
DECEMBER 31, 1998
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
The Siam Cement Public Co., Ltd....     8.14%
Electricity Generating Public Co.,
 Ltd...............................     6.41
PTT Exploration and Production
 Public Co., Ltd...................     6.36
Advanced Information Service Public
 Co., Ltd..........................     5.62
BEC World Public Co., Ltd..........     5.17
The Thai Farmers Bank Public Co.,
 Ltd...............................     4.16
Bangkok Expressway Public
 Co., Ltd..........................     3.85
Krung Thai Bank Public Co., Ltd....     3.69
Ch. Karnchang Public Co., Ltd......     3.45
Tipco Asphalt Public Co., Ltd......     2.77

See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$29,848,021).......................    $  19,454,431
  Receivable for securities sold.............          276,100
  Interest receivable........................            8,552
  Prepaid expenses...........................           46,183
                                                 -------------
    Total assets.............................       19,785,266
                                                 -------------
LIABILITIES
  Payable for securities purchased...........           82,136
  Accrued expenses and other liabilities.....          137,493
                                                 -------------
    Total liabilities........................          219,629
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   6,278,588 shares issued and outstanding...           62,786
  Paid-in capital in excess of par value.....       63,641,505
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................      (33,753,597)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (10,385,057)
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  19,565,637
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $        3.12
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest...................................    $     278,408
  Dividends..................................          133,431
                                                 -------------
    Total investment income..................          411,839
                                                 -------------
EXPENSES:
  Investment management fee and expenses.....          114,290
  Investment advisory fee....................          113,679
  Administration fee.........................          150,000
  Osaka Securities Exchange listing fees and
   expenses..................................           70,000
  Legal fees and expenses....................           60,359
  Directors' fees and expenses...............           47,514
  Audit and tax services.....................           47,501
  Reports and notices to shareholders........           40,540
  Insurance expense..........................           36,479
  Custodian fees and expenses................           31,525
  Transfer agency fee and expenses...........           24,675
  Other......................................           35,100
                                                 -------------
    Total expenses...........................          771,662
                                                 -------------
NET INVESTMENT LOSS BEFORE WAIVER............         (359,823)
  Waiver of Administration fee...............          (50,000)
                                                 -------------
NET INVESTMENT LOSS AFTER WAIVER.............         (309,823)
                                                 -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (15,967,602)
  Net realized foreign currency transaction
   losses....................................         (456,408)
  Net change in unrealized appreciation
   (depreciation) on equity investments......       17,302,809
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................          895,485
                                                 -------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................        1,774,284
                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $   1,464,461
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                 -------------------------------
                                                     1998              1997
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $    (309,823)    $     465,884+
  Net realized loss on:
    Investments..............................      (15,967,602)      (17,571,593)
    Foreign currency transactions............         (456,408)       (3,062,501)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       17,302,809       (21,178,455)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          895,485          (876,631)
                                                 -------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................        1,464,461       (42,223,296)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from
   reinvestment of dividends.................                0           189,322
                                                 -------------     -------------
  Net increase (decrease) in net assets......        1,464,461       (42,033,974)
NET ASSETS:
  Beginning of year..........................       18,101,176        60,135,150
                                                 -------------     -------------
  End of year................................    $  19,565,637     $  18,101,176
                                                 -------------     -------------
                                                 -------------     -------------

------------------------

+    After provision for Thai taxes.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with The Mutual Fund Public Company Limited (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
investment income and net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. The temporary book/tax differences are primarily related to wash sale loss deferrals and a post-October capital loss deferral.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the valuation date; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's net assets. At December 31, 1998, the Fund owed the Manager $10,530. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 1998, expenses of $5,172 were paid to the Manager, representing reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board.

    Under the International Investment Advisory Agreement, Daiwa International Capital Management (H.K.) Ltd. (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee,which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. At December 31, 1998, the Fund owed the Adviser $10,174. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the year ended December 31, 1998, there were no out-of-pocket expenses incurred by the Adviser.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administraton fee to $100,000 for the year ended December 31, 1998. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. However, during the year ended December 31, 1998, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 1998, DSTC earned $10,459, as compensation for its custodial services to the Fund.

    At December 31, 1998, the Fund owed $8,333 and $1,000 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $56,435 during the year ended December 31, 1998 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Rogers & Wells, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the year ended December 31, 1998, the Fund made purchases of $9,971,967 and sales of $6,039,995 of investment securities, excluding short-term securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $26,891,259, excluding $3,210,959 of short-term investments. At December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $10,624,526, of which $12,504,580 related to depreciated securities and $1,880,054 related to appreciated securities.

    At December 31, 1998, the Fund had a capital loss carryover of $32,385,255, of which $8,055,254 expires in the year 2005, and $24,330,001 expires in the year 2006, available to offset future net capital gains.

    At December 31, 1998, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $456,408 from accumulated net realized loss on investments to net investment loss as a result of permanent book/tax differences relating to net realized foreign currency losses and reclassified $766,231 from accumulated net investment loss to paid-in capital in excess of par value relating to a net operating loss for the year ended December 31, 1998.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    At December 31, 1998, the Fund had approximately 12% of its net assets invested in short-term cash instruments of financial institutions located in Thailand. The Fund deposits monies with institutions which the Manager believes to be of high credit worthiness, with low risk of loss of principal or interest.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended December 31, 1997, 18,979 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 6,278,588 shares outstanding at December 31, 1998, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,311 shares.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------
                                                              1998          1997          1996         1995         1994
                                                           ----------    ----------    ----------    ---------    ---------
Net asset value, beginning of year......................   $ 2.88        $ 9.61        $ 17.52       $ 20.11      $ 23.81
                                                           ----------    ----------    ----------    ---------    ---------
Net investment income (loss)*...........................    (0.05)         0.07          0.02         (0.06)       (0.02)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions*.........     0.29         (6.80)        (4.58)        (0.51)       (3.03)
                                                           ----------    ----------    ----------    ---------    ---------
Net increase (decrease) in net asset value resulting
 from operations........................................     0.24         (6.73)        (4.56)        (0.57)       (3.05)
                                                           ----------    ----------    ----------    ---------    ---------
Less: dividends and distributions to shareholders
  Amounts in excess of net investment income............       --            --            --           --         (0.07)
  Net realized gains on investments and foreign currency
   transactions.........................................       --            --         (3.35)        (2.00)       (0.50)
  Amounts in excess of net realized gains...............       --            --            --           --         (0.08)
                                                           ----------    ----------    ----------    ---------    ---------
Total dividends and distributions to shareholders.......       --            --         (3.35)        (2.00)       (0.65)
                                                           ----------    ----------    ----------    ---------    ---------
Dilutive effect of dividend reinvestment................       --            --            --         (0.02)        0.00
                                                           ----------    ----------    ----------    ---------    ---------
Net asset value, end of year............................   $ 3.12        $ 2.88        $ 9.61        $ 17.52      $ 20.11
                                                           ----------    ----------    ----------    ---------    ---------
                                                           ----------    ----------    ----------    ---------    ---------
Per share market value, end of year.....................   $ 3.813       $ 3.750       $ 10.000      $ 15.750     $ 16.625
                                                           ----------    ----------    ----------    ---------    ---------
                                                           ----------    ----------    ----------    ---------    ---------
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends...................     1.67%       (62.50)%      (21.03)%        8.53%      (24.44)%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends...................     8.33%       (70.03)%      (31.78)%       (0.19)%     (12.66)%
Ratios and supplemental data:
  Net assets, end of year (in millions)                    $19.6         $18.1         $60.1         $108.8       $124.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income..................................     3.83%         2.78%         2.11% +       2.17%+       1.99%
    Expenses, including Thai taxes applicable to net
     investment income..................................     3.83%         3.16%         2.26% +       2.29%+       2.12%
    Expenses excluding waiver of Administration fee
     applicable to net investment income................     4.09%        --            --            --           --
    Expenses including waiver of Administration fee
     applicable to net investment income................     3.83%        --            --            --           --
    Net investment income (loss)*.......................    (1.64)%        1.15%         0.15%        (0.33)%      (0.08)%
Portfolio turnover......................................    38.91%        40.61%        33.36%        29.90%       44.47%

--------------------------
  *  After provision for Thai taxes.
  + Ratios for the years ended December 31, 1996 and 1995 include certain costs incurred in connection with the proposed rights offering which have been expensed by the Fund. If such expenses had not been included, the ratios would have been 2.07% and 2.22%, respectively, for the year ended December 31, 1996, and 2.03% and 2.14%, respectively, for the year ended December 31, 1995.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 19, 1999

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year.

    There will be no dividend payment or foreign tax credit with respect to the fiscal year 1998.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

-----------------------------------------

BOARD OF DIRECTORS

Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Robert F. Gurnee
Alfred C. Morley
Virabongsa Ramangkura
----------------------------------------------

OFFICERS

Daniel F. Barry
ACTING PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
The Mutual Fund Public Company Limited

INVESTMENT ADVISER
Daiwa International Capital Management (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                           -------------------------

                                     [LOGO]
                                THE THAI CAPITAL
                                   FUND, INC.

                               ------------------